MML Large Cap Value Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

John V. Murphy
President
MML Series Investment Fund

MML Large Cap Value Fund

What are the investment objectives and policies for the MML Large Cap Value Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential
-are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

This is a new fund with an inception date of May 1, 2000. From then until June 30, 2000, the Fund’s shares returned -2.80%, trailing the 0.36% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors contributed to the Fund’s performance?

During May, stocks continued to be buffeted by rising interest rates. The Federal Reserve Board, following 0.25% increases in short-term interest rates in February and March, hiked rates by another 0.50% on May 16. The New Economy sectors of technology, media, telecommunications, and biotechnology, which had peaked in March, hit bottom soon after the Fed’s final hike. From the March 10 peak through the May 23 trough, the technology-laden NASDAQ Composite Index retreated by 37.3%. However, the correction was barely felt outside of New Economy stocks. While the NASDAQ was losing more than one-third of its value, the Standard & Poor’s 500 Index dropped a mere 1.5%, while the Dow Jones Industrial Average managed to gain 5.0% over the same period, reflecting a shift of assets from New Economy to Old Economy stocks.

Investors became more optimistic toward the end of May. For one thing, the larger size of the Fed’s last rate increase, after a series of five smaller increases since June 1999, suggested to many investors that the central bank might have completed its tightening for the balance of the year. This perception was reinforced when the Fed left rates unchanged at its June meeting. Volatility diminished around this time, and stocks firmed. Value stocks started showing signs of life again, as the economic data began to hint at the beginnings of a slowdown.

Since we were operating in an abbreviated reporting period that was subject to such volatile crosscurrents, it is not surprising that the fund’s returns were mildly disappointing. Two months is not an adequate length of time to evaluate performance, and we are confident that the Fund’s returns will be more competitive over longer periods of time.

Which holdings made the most meaningful contributions to performance?

With few exceptions, it was difficult to detect any sector-specific patterns in performance. In fact, there were several instances in which companies with similar or related businesses experienced dramatic differences in the way their stocks performed. For example, Hewlett-Packard shares were strong, while those of IBM and Lexmark International, whose core businesses overlap to some degree with those of Hewlett-Packard, were flat or down. In similar fashion, the stock of semiconductor manufacturer Texas Instruments did well, but the shares of competitor Motorola declined.

One bright spot was the Fund’s financial services holdings. Even in the face of higher interest rates, stocks like Household International, American International Group, Citigroup, Golden West Financial, and Morgan Stanley Dean Witter all produced solid returns. Detracting from the fund’s performance, however, were Federal Home Loan & Mortgage Co., Berkshire Hathaway, and Wells Fargo.

(Continued)

In line with the Fund’s value orientation, we sometimes attempt to take advantage of situations where a stock’s price has been depressed by what we think are temporary, short-term factors. Some of these purchases that helped performance included American Home Products and Tyco International. More recent investments based on a contrarian rationale were Bristol-Myers Squibb, Lucent Technologies, Costco Wholesale, and Tellabs.

What is your outlook?

We believe that the equity markets are likely to remain in a broad trading range for the foreseeable future. With six increases in interest rates since June 1999, it is likely that we will see some slowing of the economy, along with the more modest earnings growth that such an environment typically brings. While stocks with the highest valuations tend to be most vulnerable to disappointing earnings news, value stocks certainly can be affected too. We caution investors not to expect the outsized returns of previous years. For our part, we will attempt to add value and manage risk by purchasing only the stocks of what we feel are the highest-quality businesses and holding them for the long term.

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Composite Index

MML Series Investment Fund
Total Return	Since Inception
5/1/00 - 6/30/00

MML Large Cap Value Fund	-2.80%

S&P 500 Composite Index	0.36%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Large Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:

Investments, at value (cost $9,315,243) (Note 2)	$ 9,045,684

Short-term investments, at amortized cost (Note 2)	840,261

Total investments	9,885,945

Cash	575,291

Receivables from:
Interest and dividends	8,367

Investment adviser (Note 3)	6,589

Total assets	10,476,192

LIABILITIES:

Payables for:

Investments purchased	44,170

Directors’ fees and expenses (Note 3)	2,174

Affiliates (Note 3):

Investment management fees	6,762

Accrued expenses and other liabilities	13,113

Total liabilities	66,219

NET ASSETS	$10,409,973

Net assets consist of:

Paid-in capital	$10,693,946

Undistributed net investment income	10,721

Accumulated net realized loss on investments	(25,135)

Net unrealized depreciation on investments	(269,559)

$10,409,973

Shares outstanding:	1,070,975

Net asset value, offering price and redemption price per share:	$ 9.72

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund

STATEMENT OF OPERATIONS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000
(Unaudited)

Investment income: (Note 2)

Dividends (net of withholding tax of $55)	$ 12,501

Interest	13,403

Total investment income	25,904

Expenses: (Note 3)

Investment management fees (Note 3)	13,348

Custody fees	10,155

Directors’ fees (Note 3)	2,174

Audit and legal fees	1,465

Other expenses	1,494

Total expenses	28,636

Expenses reimbursed (Note 3)	(13,453)

Net expenses	15,183

Net investment income	10,721

Realized and unrealized gain (loss):

Net realized gain (loss) on investment transactions	(25,135)

Net change in unrealized appreciation (depreciation) on investments	(269,559)

Net realized and unrealized loss	(294,694)

Net decrease in net assets resulting from operations	$(283,973)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000
(Unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 10,721
Net realized loss on investments	(25,135)
Net change in unrealized appreciation (depreciation) on investments	(269,559)

Net decrease in net assets resulting from operations	(283,973)

Net fund share transactions (Note 5)	10,693,946

Total increase in net assets	10,409,973

NET ASSETS:
Beginning of period	-

End of period (including undistributed net investment income of $10,721)	$10,409,973

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)
For the Period May 1, 2000 (Commencement of Operations) through June 30, 2000
(Unaudited)

Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:

Net investment income	0.01

Net realized and unrealized gain (loss) on investments	(0.29)

Total income (loss) from investment operations	(0.28)

Net asset value, end of period	$ 9.72

Total Return @	(2.80%	)**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$10,410

Ratio of expenses to average daily net assets:

Before expense waiver	1.72%	*

After expense waiver	0.91%	*

Net investment income to average daily net assets	0.64%	*

Portfolio turnover rate	12%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
@
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value

EQUITIES - 86.9%

Advertising - 0.1%
WPP Group PLC Sponsored†	100	$ 7,262

Banking, Savings & Loans - 11.9%
Citigroup, Inc.	7,000	421,750
Federal Home Loan Mortgage Corp.	3,500	141,750
Golden West Financial Corp.	5,300	216,306
Providian Financial Corp.	1,600	144,000
Wells Fargo & Company	8,200	317,750

		1,241,556

Broadcasting, Publishing & Printing - 4.0%
Dow Jones & Co., Inc.	400	29,300
Gannett Co., Inc.	1,000	59,812
MediaOne Group, Inc.*	4,100	271,871
Tribune Co.	1,600	56,000

		416,983

Building Materials & Construction - 2.9%
Masco Corp.	11,900	214,944
Vulcan Materials Co.	2,100	89,644

		304,588

Communications - 4.7%
Lucent Technologies Inc.	3,700	219,225
Tellabs, Inc.*	4,000	273,750

		492,975

Computers & Information - 2.0%
Lexmark International Group, Inc.*	3,100	208,475

Computers & Office Equipment - 7.9%
Hewlett-Packard Company	3,800	474,525
International Business Machines Corporation	3,200	350,600

		825,125

Containers - 1.4%
Sealed Air Corp.*	2,800	146,650

Cosmetics & Personal Care - 0.3%
Gillette Company	800	27,950

	Number of Shares	Market Value

Electrical Equipment & Electronics - 7.7%
Intel Corp.	1,600	$ 213,900
Koninklijke Philips Electronics NV NY Shares	1,100	52,250
Molex, Inc.	1,400	67,375
Motorola, Inc.	6,300	183,094
Texas Instruments, Inc.	4,100	281,619

		798,238

Energy - 0.5%
Devon Energy Corporation	900	50,569

Financial Services - 13.5%
American Express Company	9,900	516,037
AvalonBay Communities, Inc.	200	8,350
Berkshire Hathaway, Inc. Cl. A*	4	215,200
Donaldson, Lufkin & Jenrette, Inc.	600	25,462
Household International, Inc.	8,700	361,594
Morgan Stanley Dean Witter & Co.	3,300	274,725

		1,401,368

Healthcare - 2.2%
Bristol-Myers Squibb Company	4,000	233,000

Industrial — Diversified - 3.2%
Tyco International Ltd.	7,000	331,625

Insurance - 6.7%
American International Group, Inc.	3,500	411,250
Chubb Corp.	600	36,900
Progressive Corp.	1,400	103,600
Sun Life Financial Services of Canada*	800	13,500
Transatlantic Holdings, Inc.	1,600	134,000

		699,250

Lodging - 0.8%
Marriott International, Inc. Cl. A	2,200	79,337

Machinery & Components - 1.4%
Applied Materials, Inc.*	500	45,312
Dover Corporation	2,600	105,462

		150,774

	Number of Shares	Market Value

Medical Supplies - 1.1%
Agilent Technologies, Inc.*	1,549	$ 114,239

Pharmaceuticals - 6.2%
American Home Products Corporation	6,600	387,750
Eli Lilly & Co.	700	69,913
Merck & Co., Inc.	400	30,650
Pharmacia Corp.	500	25,844
Smithkline Beecham PLC Sponsored†	2,000	130,375

		644,532

Prepackaged Software - 1.2%
BMC Software, Inc.*	2,900	105,805
Novell, Inc.*	2,400	22,200

		128,005

Restaurants - 2.5%
McDonald’s Corp.	8,000	263,500

Retail - 2.4%
Costco Wholesale Corp.*	7,500	247,500

Telephone Utilities - 1.1%
AT&T Corp.	600	18,975
AT&T Wireless Group*	1,000	27,875
Globalstar Telecommunication*	700	6,300
Loral Space & Communications*	2,200	15,263
Sprint Corp. (FON Group)	400	20,400
Worldcom, Inc.*	500	22,938

		111,751

Tobacco - 1.1%
Philip Morris Companies, Inc.	4,200	111,563

Transportation - 0.1%
Kansas City Southern Industries, Inc.	100	8,869

TOTAL EQUITIES (Cost $9,315,243)		$ 9,045,684

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

	Principal Amount	Market Value

	SHORT-TERM INVESTMENTS - 8.1%
	Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00, 6.03%, due 07/03/00 (a)	$ 840,261	$ 840,261

	TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	840,261

	TOTAL INVESTMENTS - 95.0% (Cost $10,155,504) **	9,885,945

	Other Assets/(Liabilities) - 5.0%	524,028

	NET ASSETS - 100.0%	$ 10,409,973

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)	Maturity value of $840,683. Collateralized by U.S. Government Agency obligation with a rate of 8.038%, maturity date of 05/25/2023, and aggregate market value, including accrued interest, of $882,448.

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Large Cap Value Fund (the “Fund”), which commenced operations on May 1, 2000, is a diversified series of the MML Series Investment Fund (“MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund did not have any loaned securities.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.

Notes to Financial Statements (Continued)

Forward Commitments
The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts
The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.

3. Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable monthly, of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”) pursuant to which Davis serves as investment sub-adviser to the Fund. MassMutual pays Davis a monthly fee based upon the aggregate daily net assets under management at the annual rate of 0.45% of the first $100,000,000 of aggregate net assets, 0.40% of the next $400,000,000 of assets and 0.35% of assets over $500,000,000.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period from May 1, 2000 (commencement of operations) through June 30, 2000, were as follows:

Purchases
Equities	$9,557,131
Sales
Equities	$ 729,553

5.Capital Share Transactions
The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the period May 1, 2000 (commencement of operations) through June 30, 2000 is as follows:

Shares
Sales of shares	1,070,975
Redemptions of shares	-

Net increase	1,070,975

Amount
Sales of shares	$10,693,946
Redemptions of shares	-

Net increase	$10,693,946

6. Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Depreciation
$10,155,504	$348,597	$618,156	$269,559